AMENDMENT NO. 3
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 18th day of March, 2010, by and among SILICON VALLEY BANK (“Bank”), a California banking corporation, GLU MOBILE INC., a Delaware corporation (“Glu Mobile”), GLU GAMES INC., a Delaware corporation (“Glu Games”), and SUPERSCAPE INC., a Delaware corporation (“Superscape”, together with Glu Mobile and Glu Games, each a “Borrower” and collectively, jointly and severally, “Borrower”).

Recitals

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of December 29, 2008, as amended by that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of August 24, 2009, and that certain Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of February 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

D. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.

2.1 Section 2.3 (Payment of Interest on the Credit Extensions). Subsection (a) of Section 2.3 is amended and restated in its entirety, as follows:

“(a) Interest Rate; Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at the greater of (a) the Prime Rate, floating, plus one and three quarter percent (1.75%), or (b) five percent (5%), which interest shall be payable monthly.”

2.2 Section 13.1 (Definitions). Section 13.1 is hereby amended by deleting the definition of “Revolving Line Maturity Date” in its entirety and inserting the following in lieu thereof:

““Revolving Line Maturity Date” is June 30, 2011.”

2.3 Section 6.9 (Financial Covenants). The following covenant set forth in Subsection (a) of Section 6.9 of the Loan Agreement is amended and restated in its entirety, as follows:

“(a) EBITDA. Maintain for each of the following periods, measured as of the end of such period, EBITDA of at least the following:

Period	Minimum EBITDA
January 1, 2010 through March 31, 2010	($2,100,000)
April 1, 2010 through June 30, 2010	($1,100,000)
July 1, 2010 through September 30, 2010	($500,000)
October 1, 2010 through December 31, 2010	$1,750,000
January 1, 2011 through March 31, 2011	($300,000)
April 1, 2011 through June 30, 2011	$100,000”

2.4 Exhibit B of the Loan Agreement. Exhibit B (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety with Exhibit A attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or other modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto; and (b)  Bank’s receipt of a fully-earned, non-refundable loan fee in the amount of $30,000.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GLU MOBILE INC.

By      /s/ Eric R. Ludwig

Name:	Eric R. Ludwig
Title:	Chief Financial Officer

GLU GAMES INC.

By      /s/ Eric R. Ludwig

Name:	Eric R. Ludwig
Title:	Chief Financial Officer

SUPERSCAPE INC.

By      /s/ Eric R. Ludwig

Name:Eric R. Ludwig
Title:Chief Financial Officer
BANK:

SILICON VALLEY BANK
By—/s/ Tom Smith—

Name: Title:	Tom Smith Managing Director

Exhibit A

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	Glu Mobile Inc., Glu Games Inc. and Superscape Inc.

The undersigned authorized officer[s] of Glu Mobile Inc., Glu Games Inc. and Superscape Inc. (collectively “Borrower”) certif[ies][y] that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending        with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate (Consolidating Financials)	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 95 days	Yes No

10-Q, 10-K and 8-K + CC	Within 5 days after filing with SEC, but not later than 50 days after quarter end, and 95 days after FYE, subject to any extensions pursuant to Rule 12b-25	Yes No

Transaction Report, A/R & A/P Agings, held check list, reconciliations, transaction reports, GL and Deferred Revenue report	Monthly within 20 days	Yes No

Operating Budgets and Forecasts	45 days after FYE	Yes No

Transaction Report	For Advances and weekly when Advances are outstanding	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”):

Financial Covenant	Required	Actual	Complies
EBITDA Maintain on a Quarterly Basis:
1/1/10 through 3/31/10 4/1/10 through 6/30/10 7/1/10 through 9/30/10 10/1/10 through 12/31/10 1/1/11 through 3/31/11 4/1/11 through 6/30/11	($2,100,000) ($1,100,000) ($500,000) $1,750,000 ($300,000) $100,000	$ $ $ $ $ $	Yes No Yes No Yes No Yes No Yes No Yes No

Minimum Domestic Liquidity	Greater of (a) 20% consolidated cash, cash equivalents and short-term investments, and (b) 15% of outstanding Obligations		Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

— — — — —

Glu Mobile Inc.	BANK USE ONLY
By: Name: Title:	Received by: authorized signer Date: Verified: authorized signer Date: Compliance Status: Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower

Dated:

I. EBITDA (Section 6.9(a))

Required: See chart below

Period	Minimum EBITDA
January 1, 2010 through March 31, 2010	($2,100,000)

April 1, 2010 through June 30, 2010	($1,100,000)

July 1, 2010 through September 30, 2010	($500,000)

October 1, 2010 through December 31, 2010	$1,750,000

January 1, 2011 through March 31, 2011	($300,000)

April 1, 2011 through June 30, 2011	$100,000

Actual:

A.	Net Income $
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B.	To the extent included in the determination of Net Income

1. The provision for income taxes $
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2. Depreciation expense $
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3. Amortization expense $
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4. Net Interest Expense $
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5. Non-cash stock compensation expense $
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6. Non-cash, goodwill, other intangible asset and royalty impairments $
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7. Non-cash foreign exchange translation charges $
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8. All non-cash income $
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9. The sum of lines 1 through 7 minus line 8 $
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C.	EBITDA (line A plus line B.7) $
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Is line C equal to or greater than the required amount?
No, not in compliance Yes, in compliance

II. Minimum Domestic Liquidity (Section 6.9(b))
Required:	Greater of (a) 20% of cash, cash equivalents and short-term investments, or (b) 15% of outstanding Obligations

Actual:

A.	0.20 times aggregate value of cash, cash equivalents and short-term investments $

B.	0.15 times total outstanding Obligations $

Does the amount on deposit with Bank or Bank Affiliates equal at least the greater of A or B?

  No, not in compliance   Yes, in compliance